UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 16, 2010

HOKU CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1288 Ala Moana Blvd., Suite 220, Honolulu, Hawaii	96814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (808) 682-7800

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Hoku Corporation (the “Company”) is filing this Amendment No. 1 (“Amendment No. 1”) to its Current Report on Form 8-K filed on August 19, 2010 (the “Form 8-K”) for the sole purpose of including a copy of Exhibit 10.1 (Credit Agreement, dated August 16, 2010, between Hoku Corporation and China Merchants Bank Co., Ltd., New York Branch) which was inadvertently omitted from the Form 8-K.  Except for the foregoing, this Amendment No. 1 does not amend the Form 8-K in any way and does not modify or update any disclosures contained in the Form 8-K, which continues to speak as of the original date of the Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Form 8-K and the Company’s other filings made with the Securities and Exchange Commission subsequent to the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description	Form	File Number	Exhibit	Filing Date	Filed Herewith
10.1	Credit Agreement, dated August 16, 2010, between Hoku Corporation and China Merchants Bank Co., Ltd., New York Branch.					*

99.1	Press Release, entitled, “Hoku Announces Amendments to JH Kelly Construction Contract and Additional Loan from China Merchants Bank,” dated August 19, 2010	8-K	000-51458	99.1	8/19/10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOKU CORPORATION

Date: April 26, 2011	By:	/s/ Scott Paul
		Name:	Scott Paul
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description	Form	File Number	Exhibit	Filing Date	Filed Herewith
10.1	Credit Agreement, dated August 16, 2010, between Hoku Corporation and China Merchants Bank Co., Ltd., New York Branch.					*

99.1	Press Release, entitled, “Hoku Announces Amendments to JH Kelly Construction Contract and Additional Loan from China Merchants Bank,” dated August 19, 2010	8-K	000-51458	99.1	8/19/10